Exhibit 32.1

Certification pursuant to 18 U.S.C. Section 1350,
as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Quarterly Report of Alliance HealthCare Services, Inc. (the “Company”) filed on Form 10-Q for the quarter and six months ended June 30, 2015, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Percy C. Tomlinson, the Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(i) the Report fully complies with the requirements of Section 13(a) or Section 15(d)of the Securities Exchange Act of 1934, as amended; and
(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	August 7, 2015	/s/ PERCY C. TOMLINSON
Percy C. Tomlinson
Chief Executive Officer
(Principal Executive Officer)

Exhibit 32.2
Certification pursuant to 18 U.S.C. Section 1350,
as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Alliance HealthCare Services, Inc. (the “Company”) filed on Form 10-Q for the quarter and six months ended June 30, 2015, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Howard K. Aihara, the Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(i) the Report fully complies with the requirements of Section 13(a) or Section 15(d)of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	August 7, 2015	/s/ HOWARD K. AIHARA
Howard K. Aihara
Executive Vice President and Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)